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                                                                    EXHIBIT 10.8


                               PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT ("AGREEMENT") is made as of the 10th day of September, 1996, by and between National Insurance Group, a California Corporation ("Pledgor"), and Imperial Bank ("Secured Party").


                             INTRODUCTORY STATEMENT

A. Secured Party and Pledgor have entered into those certain credit terms and conditions of even, date herewith (the "Loan Agreement").

B. To induce Secured Party to enter into the Loan Agreement, Pledgor has agreed to grant to Secured Party, and to create in favor of Secured Party, a security interest in certain property of Pledgor, as hereinafter provided, as security for Pledgor's payment and performance of its obligations to Secured Party under the Loan Agreement.

     Accordingly, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                   COLLATERAL

Section 1.1 Grant of Security Interest in Collateral. In order to secure the due and punctual payment and performance of Pledgor's obligations under the Loan Agreement and this Agreement (The "Obligations"), Pledgor hereby pledges to Secured Party, and grants to Secured Party a security interest in, all of Pledgor's right, title and interest in, to and under the following property.

     (a) all of Pledgor's right, title and interest in and to 1000 shares of capital stock of Pinnacle Data Corporation, evidenced by certificate No. 201 (the "Pledged Collateral"), and all distributions or payments of any type, whether in cash or kind, on account of or otherwise related thereto, and any securities or other equity interests therein as a result of a merger, reorganization, or any other activity; and

     (b) All proceeds and products of the foregoing.

The interest in property described in paragraphs(a) and (b) of this Section 1.1 are sometimes referred to herein collectively as the "Collateral."

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                                   ARTICLE 2

                               PLEDGOR'S GENERAL
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     Pledgor represents and warrants, and covenants and agrees that it will do the following:

     Section 2.1 Title. Pledgor has and will at all times have and maintain good title to all Collateral free of all security interests, liens and encumbrances. The liens and security interests granted hereunder will be perfected on or prior to the date hereof by delivery of the certificates representing the Pledged Collateral to Secured Party each certificates evidencing any of the Pledged Collateral pledged hereunder by Pledgor is issued in the name of Pledgor and has attached an appropriate instrument of transfer duly signed in blank by Pledgor.

     Section 2.2 Preservation of Rights. Pledgor shall at its expense protect and defend its rights in the Collateral as described in Section 2.1, and the security interests of Secured Party therein and thereto, against the claims and demands of third parties.

     Section 2.3 No Consent. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other person is required for the pledge by Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor. The making and performance of this Agreement are within Pledgor's corporate power and authority and have been duly authorized by all necessary action of Pledgor.

     Section 2.4 Perfection of Liens. Pledgor has caused and shall cause to be taken all actions as may be required by any present or future law in order fully to protect and perfect the liens and security interests of Secured Party hereof upon, and the rights and interests of Secured Party in, the Collateral. The security interest created hereby represents a first priority lien on and security interest in the Collateral.

     Section 2.5 Other Assurances. Pledgor upon request shall take such actions and deliver such documents as may be reasonably requested by Secured Party.

     Section 2.6 Release of Collateral. Pledgor shall not sell, transfer, pledge or otherwise dispose of any of the Collateral or any interest therein, or attempt or contract to do so.
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                                   ARTICLE 3

                  PARTICULAR PROVISIONS RESPECTING COLLATERAL

    (a) Provided no Event of Default shall have occurred and be continuing, Pledgor shall be entitled, from time to time, to collect, receive and retain for its own use all distributions and other payments of any type or nature made upon or with respect to the Collateral (collectively, the "Pledged Collateral Payments"). Secured Party shall have the right to collect, receive and retain as Collateral all Pledged Collateral Payments made after the occurrence and during the continuation of an Event of Default, and Pledgor shall take all such action as may be reasonably necessary or appropriate to give effect to such right.

    (b) Provided no Event of Default shall have occurred and be continuing, Pledgor shall have the right, and, after the occurrence and during the continuation of an Event of Default and following notice from Secured Party to Pledgor, Secured Party shall have the right, from time to time, to (i) exercise any and all voting power with respect to the Pledged Collateral, and (ii) give all consents, ratifications, approvals and waivers with respect to the Pledged Collateral and to exercise any options or rights with respect thereto.

    Section 3.3 Secured Party's Appointment as Attorney-in Fact.

    (a) Subject to Section 3.3(b), Pledgor hereby irrevocably constitutes and appoints Secured Party and any officer of Secured Party and any agent designated by such officer, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable except as set forth in Section 3.3(b) power and authority in the place and stead of Pledgor and in the name of Pledgor, or in its own name, from time to time in Secured Party's reasonable discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement.

    (b) Secured Party agrees that, except after the occurrence and during the continuation of an Event of Default and the acceleration of the Obligations, it will forebear from exercising the power of attorney or any rights granted to Secured Party pursuant to this Section 3.3. The power of attorney granted pursuant to this Section 3.3 is a power coupled with an interest and shall be irrevocable until the Obligations are paid in full or otherwise satisfied in full.



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                                   ARTICLE 4

                                    DEFAULT


      Section 4.1 Defaults, Events of Default, etc., Pledger agrees that the occurrence of the following, together with the expiration of any applicable notice and/or cure period (if any), shall constitute an "Event of Default" under this Agreement:

      (a)   If a default occurs under the Loan Agreement; or

      (b) If Pledgor fails faithfully to perform or observe any material covenant or agreement herein to be performed by Pledgor and such failure has a material adverse effect on the Collateral, and such failure continues for thirty (30) days after notice thereof to Pledgor from Secured Party (provided that such 30-day period may be extended so long as such failure is capable of being cured and Pledgor thereafter diligently pursues such a cure to Secured Party's reasonable satisfaction); or

      (c) If any material representation or warranty of Pledgor contained in this Agreement is in breach or is false when made or deemed made and such breach or falsity has a material adverse effect on the Collateral; or

      (d) In the event Secured Party shall cease to have a first priority security interest in any of the Collateral (other than as a result of any action or omission of Secured Party).

      Section 4.2 Remedies Generally. Following the occurrence and during the continuation of an Event of Default:

      (a) Secured Party may exercise all the rights and remedies of a secured party under the Code.

      (b) Pledgor recognizes that Secured Party may be unable to effect a sale to the public of all or part of the Collateral by reason of a certain prohibitions or restrictions in federal or state securities laws and regulations (herein collectively called the "Securities Laws"), or the provisions of other federal and state laws, regulations or rulings, but may be compelled to resort to one or more sales to a restricted group of purchasers who will be required to agree to acquire the Collateral for their own account, for investment and not with a view to the further distribution or resale thereof without restriction. Pledgor agrees that any sale(s) so made may be at prices and other terms less favorable to Pledgor than if the Collateral were sold to the public, and that Secured Party has no obligation to delay the sale of the Collateral for period(s) of time necessary to permit the issuer thereof to register the Collateral for sale to the public under any of the Securities Laws. Pledgor agrees that negotiated sales whether for cash or credit made under the
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foregoing circumstances shall not be deemed for that reason not to have been made in a commercially reasonable manner. Pledgor shall cooperate with Secured Party and shall satisfy any requirements under the Securities laws applicable to the sale or transfer of the Collateral.

                                   ARTICLE 5

                                  DEFINITIONS

     The following terms shall have the respective meanings set forth below;

     "Agreement" shall mean this Pledge Agreement, by and among Pledgor and Secured Party, as the same may from time to time be amended or supplemented.

     "Code" shall mean the California Uniform Commercial Code.

     "Collateral" shall have the meaning given in Section 1.1

     "Obligations" shall have the meaning given in Section 1.1.

     "Pledged Collateral" shall have the meaning given in Section 1.1(a).

     "Pledged Collateral Payments" shall have the meaning given in Section
3.2(a)

     "Pledgor" shall mean National Insurance Group.

     "Secured Party" shall mean Imperial Bank.


                                   ARTICLE 6

                                 MISCELLANEOUS

     Section 6.1 No Waiver; Remedies. No failure on the part of Secured Party to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial waiver or exercise of any right hereunder preclude any other or further waiver or exercise thereof or the waiver or exercise of any other right. Except as express provided herein, the remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 6.2 Termination.

     (a) Upon the full and final payment or other satisfaction of all Obligations) and upon termination of all of Pledgor's other obligations under the Loan Documents and the obligations of Pledgor hereunder, the liens and security interests created by this Agreement and by the Other Assurances shall terminate

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forthwith and all right, title and interest of Secured Party in and to the
Collateral shall revert to Pledgor, and its successors and assigns.

     (b) Upon the termination of Secured Party's liens and security interests and the release of the Collateral, Secured Party will promptly (i) execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence the termination of such security interest and the release of the Collateral, and (ii) deliver or cause to be delivered to Pledgor all property of Pledgor then held by Secured Party or any agent thereof, all without representation or warranty by Secured Party (other than acknowledgment of receipt of repayment) and with no recourse to Secured Party.

     (c) This Agreement shall terminate when the liens and security interests granted hereunder have terminated and the Collateral has been released.

     Section 6.3 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Pledgor may not assign this Agreement or any rights or duties hereunder without Secured Party's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Secured Party shall release Pledgor from its obligations hereunder. Secured Party may assign this Agreement and its rights and duties hereunder and no consent or approval by Pledgor is required in connection with any such assignment. Secured Party reserves the right to sell, assign, transfer, negotiate, or grant participation in all or any part of, or any interest in Secured Party's rights and benefits hereunder. In connection with any such assignment or participation, Secured Party may disclose all documents and information which Secured Party now or hereafter may have relating to Pledgor or Pledgor's business, provided that such recipient executes a confidentiality agreement reasonably satisfactory to Pledgor.

     Section 6.4 Attorney's Fees. If any party to this Agreement shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorney's fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys' fees and costs, separate from the judgment, incurred in enforcing each judgment. The prevailing party shall be determined by the trier of fact based upon an assessment of which party's major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues.
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     Section 6.5 Section Headings. Headings and numbers have been set forth herein for conveniences only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

     Section 6.6 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Security Party or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

     Section 6.7 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     Section 6.8 Amendments in Writing. This Agreement can only be amended by a writing signed by both Secured Party and Pledgor.

     Section 6.9 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

     Section 6.10 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

     Section 6.11 Notices. Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, telefacsimile, or telegram (with messenger delivery specified) to Pledgor or to Secured Party, as the case may be, at its address set forth in the Loan Agreement.


     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section, shall be deemed received on the earlier of the date of Actual receipt or three (3) days after the deposit thereof in the mail.

     Section 6.12 CHOICE OF LAW.

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      THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND
ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES.

      IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                              IMPERIAL BANK


                              By: /s/  JOSEPH J. MCCARTHY
                                  -----------------------
                              Name:  Joseph J. McCarthy
                              Title: Vice President



                              NATIONAL INSURANCE GROUP


                              By: /s/ ROBERT P. BARBAROWICZ
                                  -------------------------
                              Name:  Robert P. Barbarowicz
                              Title: E.V.P. General Counsel & Secretary



                              NATIONAL INSURANCE GROUP


                              By: /s/ R. J. LELIEUR
                                  -----------------------
                              Name:  Robert J. Lelieur
                              Title: V.P. Treasurer & Controller

                      AMENDMENT NO. 1 TO PLEDGE AGREEMENT


This Amendment No. 1 dated as of April 2, 1997 ("Amendment") to that certain Pledge Agreement ("Pledge Agreement") dated the 10th day of September 1996 by and between Imperial Bank ("Secured Party") and National Insurance Group ("Pledgor") ("Agreement"). All capitalized terms used herein, and not defined herein shall have the same meaning as set forth in the Pledge Agreement.

                             INTRODUCTORY STATEMENT

A. Pursuant to the terms of the Pledge Agreement, Secured Party granted a security interest in certain Collateral to secure Pledgor's Obligations under the Credit Terms and Conditions ("Prior Loan Agreement"), dated the date of the Pledge Agreement, and under the Pledge Agreement.

B. Pledgor and Secured Party have agreed to enter into a new Credit Terms and Conditions ("New Loan Agreement") dated the dated hereof, which will amend and restate in full the Prior Loan Agreement.

            Accordingly, the parties hereto agree that the Pledge Agreement is hereby amended as follows:

1. The term "Loan Agreement" wherever it appears in the Pledge Agreement shall mean the New Loan Agreement, as it may be amended, superseded, restated or in any other way modified.

2. Except as provided above, the Pledge Agreement remains unchanged and the parties hereby confirm that the Pledge Agreement as herein amended is in full force and effect and secures the New Loan Agreement.


National Insurance Group
"Pledgor"



By: /s/ Robert P. Barbarowicz
    ---------------------------

Title: Executive Vice President
       ------------------------


Signatures continued on next page
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Imperial Bank
"Bank"


By:  Joseph J. McCarthy
    ------------------------

Title: Vice President
      ---------------------

                      Amendment No. 2 to Pledge Agreement


This Amendment No. 2 dated as of September 18, 1997 ("Amendment") to that certain Pledge Agreement dated the 10th day of September 1996 as previously amended ("Pledge Agreement") by and between Imperial Bank ("Secured Party") and National Insurance Group ("Pledgor"). All capitalized terms used herein, and not defined herein shall have the same meaning as set forth in the Pledge Agreement.

                             INTRODUCTORY STATEMENT

A. Pursuant to the terms of the Pledge Agreement, Secured Party has granted a security interest in certain Collateral to secure Pledgor's Obligations under the Credit Terms and Conditions dated April 2, 1997 and under the Pledge Agreement.

B. Secured Party has agreed to make a loan to New Arts Acquisition, Inc. ("New Arts"), a wholly owned subsidiary of Pledgor.

C. Secured Party has agreed to pledge the stock of New Arts to the Bank pursuant to the terms hereof.

D. Secured Party has agreed to guarantee the loan to New Arts and to pledge the Collateral, as defined in the Pledge Agreement, to secure the loan to New Arts by Bank and the guarantee of New Arts by Pledgor.

Accordingly, the parties hereto agree that the Pledge Agreement is hereby amended as follows:

1. Section 1.1 of the Pledge Agreement is hereby amended in full to read as follows:

 "Section 1.1 GRANT OF A SECURITY INTEREST IN COLLATERAL. In order to secure the due and punctual payment and performance of Pledgor's (i) obligations under the Loan Agreement and this Agreement, (ii) any obligation of New Arts Acquisition, Inc. ("New Arts") to Bank, (iii) Pledgor's obligations under any guarantee executed by Pledgor guaranteeing New Arts' obligations to Bank, and (iv) all present or other Pledgor's present and future debts or obligations to Bank, whether absolute or contingent (The "Obligations"), Pledgor hereby reaffirms the prior grant of security interest to Secured Party, hereby pledges to Secured Party, and grants to Secured Party a security interest in, all of Pledgor's right, title and interest in, to and under the following property:

      (a)   all of Pledgor's right, title and interest in and to the following:

           (i) 1,000 shares of capital stock of Pinnacle Data Corporation, evidenced by certificate No. 201, and

           (ii) 1,000 shares of the common stock of New Arts Acquisition, Inc., evidenced by Certificate No. 1.

      (b) All distributions or payments of any type, whether in cash or kind, on account of or otherwise related to the above securities, and any securities or other equity on account of or otherwise related thereto, and any securities or other equity interest therein as a result of a merger, reorganization, or other activity; and

     (c)  All proceeds and products of the foregoing.

The interest in property described in paragraphs (a), (b) and (c) of this section 1.1 are sometimes referred to herein collectively as the "Collateral"

2. Section 4.1 of the Pledge Agreement is amended by substituting a comma for the period at the end of Sub-Section (d) and adding the following Sub-Section
(e) thereto:

"(e) If New Arts defaults in any obligation it may have to Bank, or if the Pledgor defaults under any guarantee it has executed in favor of Bank relating to New Art, or if Pledgor shall default in any other Obligation."

3. Except as provided above, the Pledge Agreement remains unchanged and the parties hereby confirm that the Pledge Agreement as herein amended is in full force and effect and secures the New Loan Agreement.

National Insurance Group
"Pledgor"


By: /s/ Greg Saunders
    --------------------------------

Title:  EVP, CFO
       -----------------------------

Imperial Bank
"Bank"

By: /s/ Joseph J. McCarthy
    --------------------------------

Title:  Vice President
       -----------------------------



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